UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 15, 2008, Foothills Resources, Inc. (“Foothills”) entered into a First Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries as borrowers, certain lenders and Wells Fargo Foothill, LLC, as agent (“First Amendment to Credit Facility”) to amend that certain Credit Agreement, dated as of December 13, 2007, by and among Foothills and each of its subsidiaries as borrowers, certain lenders and Wells Fargo Foothill, LLC, as agent (“Credit Facility”).

The First Amendment to Credit Facility provides for the authorized capital stock of Foothills and each of its subsidiaries, as described on Schedule 4.5(b) to the Credit Facility, to be amended from time to time to reflect stock-based compensation to employees of Foothills and each of its subsidiaries pursuant to Foothills’ 2006 Equity Incentive Plan and 2007 Equity Incentive Plan.

On May 15, 2008, Foothills also entered into the Limited Waiver and Second Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries and Wells Fargo Foothill, LLC (“Limited Waiver”).

Pursuant to the Limited Waiver, the lenders and Wells Fargo Foothill, LLC waived compliance with certain covenants contained in Section 6.14(c) of the Credit Agreement for the quarter ended March 31, 2008. The Limited Waiver also amends the definition of “Base LIBOR Rate” in Schedule 1.1 of the Credit Agreement.

A copy of the First Amendment to Credit Facility and the Limited Waiver are attached to this Current Report on Form 8-K as Exhibits 10.1 and Exhibit 10.2, respectively and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 10.1	First Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries as borrowers, various lenders and Wells Fargo Foothill, LLC, as agent.
Exhibit 10.2	Limited Waiver and Second Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries and Wells Fargo Foothill, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:	May 22, 2008 /s/ W. Kirk Bosché_____

Name:     W. Kirk Bosché

Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	First Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries as borrowers, various lenders and Wells Fargo Foothill, LLC, as agent.
Exhibit 10.2	Limited Waiver and Second Amendment to Credit Agreement, dated as of May 15, 2008, by and among Foothills and each of its subsidiaries and Wells Fargo Foothill, LLC.